OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Supplement dated December 14, 2018 to the

Prospectus and Statement of Additional Information

This supplement amends the prospectus and Statement of Additional Information of each of the above-referenced Funds (each, a “Fund”) and is in addition to any other supplement(s).

Prospectus

•	For each Fund, the final paragraph on the front cover is deleted in its entirety and replaced with the following:

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved the Fund’s securities nor have they determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Statement of Additional Information

•	For each Fund, the subsection “Regulatory Aspects of Derivatives and Hedging Instruments,” under the section “The Fund’s Main Investment Policies,” is deleted in its entirety and replaced with the following:

Regulatory Aspects of Derivatives and Hedging Instruments. As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Manager must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund, and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, an exemption from registration as a CPO may be claimed only if the registered investment company uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Consistent with the Fund’s principal investment strategy, the Manager intends to maintain the flexibility to utilize futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, the Fund does not qualify for the Rule 4.5 exemption under CFTC rules. Therefore, the Manager (as a registered CPO with respect to the Fund), will be required to comply with the CFTC disclosure, reporting and recordkeeping requirements with respect to its management of the Fund.

Financial reform legislation that is currently being implemented imposes execution and clearing requirements on certain types of over-the-counter derivatives, among other things. In a cleared derivatives transaction, the Fund’s ultimate counterparty is a clearing organization, or clearinghouse, rather than a bank or broker. The Fund will enter into cleared derivatives transactions with an executing broker. Such transactions then will be submitted for clearing and, if cleared, will be held in accounts at regulated futures commission merchants that are members of the applicable clearinghouse. In contrast to bilateral derivatives transactions, cleared derivatives transactions are submitted for clearing to clearinghouses immediately following execution of the agreement. Clearinghouses and the members of such clearinghouses generally can require termination of existing cleared derivatives transactions at any time, and can also require increases in margin above the margin that was required at the beginning of a transaction.

The Fund is also subject to the risk that, after entering into a cleared derivatives transaction, no futures commission merchant or clearinghouse is willing or able to clear the transaction on the Fund’s behalf. In such an event, the Fund might have to pay a termination amount to the executing broker. Further, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s futures commission merchant or the clearinghouse, because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the futures commission merchant’s customers. Also, the Fund is subject to the risk that the futures commission merchant will use the Fund’s assets, which are held in an omnibus account with assets belonging to the futures commission merchant’s other customers, to satisfy payment obligations of a defaulting customer of the futures commission merchant to the clearinghouse. In addition, futures commission merchants generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all customers in the aggregate, rather than the gross amount for each customer. The Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the futures commission merchant has suffered a loss and is in default. In cleared derivatives transactions, the Fund is also required to post initial as well as variation margin, thus increasing the cost of transacting in this type of instrument.

The ultimate impact of the financial reform legislation and related regulations remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions.

You should read this supplement in conjunction with the prospectus and Statement of Additional Information and retain it for future reference.

December 14, 2018	PS0000.200.1218